                                                                         ANNEX C


- --------------------------------------------------------------------------------
                                                            [CS&M Ref. 4650-037]



                          LEASE OF RAILROAD EQUIPMENT


                          Dated as of January 1, 1979


                                    between


               THE DENVER AND RIO GRANDE WESTERN RAILROAD COMPANY


                                      and


               FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                                   as Trustee





- --------------------------------------------------------------------------------

          Filed and recorded with the Interstate Commerce Commission pursuant to 49 U.S.C. (S) 11303 on March 30, 1979, at 9:55 a.m., recordation number 10238-B.

          A Uniform Commercial Code financing statement was filed with the Office of the Secretary of State of Colorado at 1:41 p.m., on April 16, 1979, File No. 363588, listing the Lessee as Debtor, the Owner-Trustee as the Secured Party and the Agent as Assignee of the Secured Party and covering the Equipment listed herein. (This was a precautionary filing in the event the Lease might be determined to be a U.C.C. security agreement, contrary to the intent of the parties.)

                          Lease of Railroad Equipment

                               Table of Contents

                                                                       Page
                                                                       ----
(S)     1.  Net Lease...............................................    L-1

(S)     2.  Delivery and Acceptance of Units........................    L-2

(S)     3.  Rentals.................................................    L-3

(S)     4.  Term of Lease...........................................    L-4

(S)     5.  Identification Marks....................................    L-4

(S)     6.  Taxes...................................................    L-5

(S)     7.  Maintenance; Casualty Occurrences,
            Insurance...............................................    L-8

(S)     8.  Reports and Inspection..................................    L-11

(S)     9.  Disclaimer of Warranties; Compliance
            with Laws and Rules; Indemnification....................    L-12

(S)    10.  Default.................................................    L-15

(S)    11.  Return of Units upon Default............................    L-18

(S)    12.  Assignment; Possession and Use..........................    L-20

(S)    13.  Renewal Options and Right of First Refusal..............    L-22

(S)    14.  Return of Units upon Expiration of
            Lease Term..............................................    L-24

(S)    15.  Recording...............................................    L-26

(S)    16.  Interest on Overdue Rentals.............................    L-26

(S)    17.  Notices.................................................    L-27

(S)    18.  Severability; Effect and Modification of Lease..........    L-27


                                                                          ii

                                                                        Page
                                                                        ----
(S)    19.  Execution...............................................    L-27

(S)    20.  Law Governing...........................................    L-28

(S)    21.  Definitions.............................................    L-28

(S)    22.  Concerning the Lessor...................................    L-28

Schedule I--Schedule of Equipment

Schedule 2--Casualty Values

                    LEASE OF RAILROAD EQUIPMENT dated as of January 1, 1979,
               between THE DENVER AND RIO GRANDE WESTERN RAILROAD COMPANY, a Delaware corporation (the "Lessee"), and FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Lessor") under a Trust Agreement dated as of the date hereof (the "Trust Agreement") with George S. Eccles (the "Owner").


          The Lessor is entering into a conditional sale agreement (the "Security Documentation") dated as of the date hereof with Whitehead & Kales Company (the "Builder") wherein the Builder has agreed to manufacture, sell and deliver to the Lessor the units of railroad equipment described in Schedule 1 hereto (the "Equipment").

          The Builder is assigning its interests in the Security Documentation to United States Trust Company of New York, acting as agent (hereinafter, together with its successors and assigns, called the "Vendor") under a Participation Agreement dated as of the date hereof (the "Participation Agreement") with the Lessee and the parties named in Schedule A thereto.

          The Lessee desires to lease such number of units of the Equipment as are delivered and accepted and settled for under the Security Documentation (the "Units") at the rentals and for the terms and upon the conditions hereinafter provided.


          NOW, THEREFORE; in consideration of the premises and of the rentals to be paid and the covenants hereinafter mentioned to be kept and performed by the Lessee, the Lessor hereby leases the Units to the Lessee upon the following terms and conditions:

          (S) 1.  Net Lease.  This Lease is a net lease and the Lessee shall not
                  ---------
be entitled to any abatement of rent, reduction thereof or setoff against rent, including, but not limited to, abatements, reductions or setoffs due or alleged to be due by reason of any past, present or future claims of the Lessee against the Lessor under this Lease or under the Security Documentation, or against the Builder or the Vendor or otherwise; nor, except as otherwise expressly provided herein, shall this Lease terminate, or the respective obliga-tions of the Lessor or the Lessee be otherwise affected, by reason of any defect in or damage to or loss of possession or loss of use or destruction of all or any of the Units from whatsoever cause, any liens, encumbrances or rights of others with respect to any of the Units, the prohibition of or other restriction against the Lessee's use of all or any of the Units, the interference with such use by any person or entity, the invalidity or unenforceability or lack of due authorization of this Lease, any insolvency of or any bankruptcy, reorganization or similar proceeding against the Lessee, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the rents and other amounts payable by the Lessee hereunder shall continue to be payable in all events in the manner and at the times herein provided unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. To the extent permitted by applicable law, the Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender the lease of any of the Units except in accordance with the express terms hereof. Each rental or other payment made by the Lessee hereunder shall be final and the Lessee shall not seek to recover all or any part of such payment from the Lessor for any reason whatsoever.

          (S) 2.  Delivery and Acceptance of Units.  The Lessor hereby appoints
                  --------------------------------
the Lessee its agent for inspection and acceptance of the Units pursuant to the Security Documentation. The Lessor will cause the Units to be delivered to the Lessee at the point within the United States of America at which the Units are delivered to the Lessor under the Security Documentation. Upon such delivery, the Lessee will cause an employee of the Lessee to inspect the same, and if such Unit is found to be acceptable, to accept delivery of such Unit and the Lessee shall execute and deliver to the Lessor a certificate of acceptance (the "Certificate of Acceptance") in accordance with the provisions of Article 3 of the Security Documentation, stating that such Unit has been inspected and accepted on behalf of the Lessee and the Lessor on the date of such Certificate of Acceptance and is marked in accordance with (S) 5 hereof, whereupon, except as provided in the next sentence hereof, such Unit shall be deemed to have been delivered to and accepted by the Lessee and shall be subject thereafter to all the terms and conditions of this Lease. The delivery, inspection and acceptance hereunder of any unit of Equipment excluded from the Security Documentation pursuant to the first paragraph of Article 4 thereof shall be null and void and ineffective to subject such unit to this Lease.

          (S) 3.  Rentals.  The Lessee agrees to pay to the Lessor as rental for
                  -------
each Unit subject to this Lease one interim and 10 consecutive annual payments in arrears. The interim payment for each Unit subject to this Lease is payable on September 15, 1979, and shall be in an amount equal to the product of (a) the Purchase Price (as defined in the CSA) for such Unit multiplied by (b) the number of days elapsed from and including the date of delivery for such Unit under the CSA to but not including the interim payment date multiplied by (c) a fraction, the numerator of which shall be the greater of 9.6% or 125% of the interest rate charged by Citibank N.A., New York, on 90-day loans to prime commercial borrowers as of the Deposit Date and the denominator of which shall be 365. The annual payments are payable on September 15 in each year, commencing September 15, 1980, to and including September 15, 1989, as follows: the first five such payments shall be in an amount equal to 11.1949% of the Purchase Price of each such Unit then subject to this Lease; and the next five such payments shall each be in an amount equal to 13.6825% of the Purchase Price of each such Unit then subject to this Lease. The percentages set forth in the preceding sentence are based upon an assumed delivery and acceptance date on or before June 30, 1979, for all trilevel auto racks described on Schedule 1 hereto. In the event that the delivery and acceptance date for any of such trilevel auto racks shall occur after June 30, 1979, such percentages shall be adjusted by such amount as will cause the Lessor's net return over the term of this Lease to equal the net return that would have been available had such delivery and acceptance date occurred on or before June 30, 1979, and the parties hereto agree to execute such amendments and other documents as may be necessary to adjust such percentages and all other terms dependent upon the delivery and acceptance dates, including, without limitation, Casualty Values, in order to reflect any such occurrence of such delivery acceptance date.

          The Lessee shall pay as additional rental the following: (i) on the Cut-Off Date (as defined in Paragraph 8 of the Participation Agreement), an amount equal to any amounts payable by the Lessor pursuant to clause (a) of the final paragraph of Paragraph 8 of the Participation Agreement on such date plus an amount equal to any amounts payable by the Lessor pursuant to the first paragraph of Paragraph 8 of the Participation Agreement, and (ii) on September 15, 1979, an amount equal to any amount payable to the Lessor in respect of interim interest pursuant to clause (b) of the final paragraph of Paragraph 8 of the Participation Agreement.

          Notwithstanding any other provision hereof, to the extent that the Lessee shall be denied possession of a Unit or Units because of the occurrence of a default under the Security Documentation which is not an Event of Default (as such term is hereinafter defined) under this Lease, the Lessee shall have no further obligation to make any additional rental payments for such Unit or Units with regard to periods subsequent to its loss of possession of such Unit or Units.

          If any of the rental payment dates referred to above is not a business day the rental payment otherwise payable on such date shall be payable on the next succeeding business day. The term "business day" as used herein means a calendar day, excluding Saturdays, Sundays and any other day on which banking institutions in New York, New York, are authorized or obligated to remain closed.

          The Lessor irrevocably instructs the Lessee to make all the payments provided for in this Lease, including, but not limited to, the payments provided for in this (S) 3 and in (S) 7 hereof, at the principal office of the Vendor, for the account of the Lessor in care of the Vendor, with instructions to the Vendor first, to apply such payments to satisfy the obligations of the Lessor under the Security Documentation, and second, so long as no event of default or event which with the lapse of time and/or demand provided for in the Security Documentation could constitute an event of default under the Security Documentation shall have occurred and be continuing, to pay any balance promptly to the Lessor at such place as the Lessor shall specify in writing. The Lessee agrees to make each payment provided for herein as contemplated by this paragraph in Federal or other funds immediately available to the Vendor by 11:00 a.m., New York time, on the date such payment is due.

          (S) 4.  Term of Lease.  The term of this Lease as to each Unit shall
                  -------------
begin on the date of delivery and acceptance of such Unit hereunder and, subject to the provisions of (S)(S) 7 and 10 hereof, shall terminate on the date on which the final payment of rent in respect thereof is due pursuant to (S) 3 hereof. The obligations of the Lessee hereunder (including, but not limited to, the obligations under (S)(S) 6, 7, 9 and 14 hereof) shall survive the expiration of the term of this Lease.

          Notwithstanding anything to the contrary contained herein, all rights and obligations of the Lessee under this Lease and in and to the Units are subject to the rights of the Vendor under the Security Documentation. If an event of default should occur under the Security Documentation, the Vendor may terminate this Lease (or rescind its termination), all as provided therein.

          (S) 5.  Identification Marks.  The Lessee (at its own expense) will
                  ---------------------
cause each Unit to be kept numbered with its identifying number set forth in
Schedule 1 hereto, or in the case of any Unit not there listed, such identifying number as shall be set forth in any amendment or supplement hereto extending this Lease to cover such Unit, and will keep and maintain, plainly, distinctly, permanently and conspicuously marked on each side of each Unit, in letters not less than one inch in height, the words "Leased from First Security Bank of Utah, National Association, as Trustee, and Ownership subject to a Security Agreement filed with the Interstate Commerce Commission and a Security Interest under the Uniform Commercial Code", or other appropriate words designated by the Vendor, with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect the Lessor's and Vendor's title to and interest in such Unit and the rights of the Lessor under this Lease and of the rights of the Vendor under the Security Documentation. The Lessee will not place any such Unit in operation or exercise any control or dominion over the same until such words shall have been so marked and will replace promptly any such markings which may be removed, defaced or destroyed. The Lessee will not change the road number of any Unit unless and until (i) a statement of new number or numbers to be substituted therefor shall have been filed with the Vendor and the Lessor and duly filed, recorded and deposited by the Lessee in all public offices where this Lease and the Security Documentation shall have been filed, recorded and deposited and (ii) the Lessee shall have furnished the Vendor and the Lessor an opinion of counsel to such effect. The Units may be lettered with the names or initials or other insignia customarily used by the Lessee or its affiliates.

          Except as provided in the immediately preceding paragraph, the Lessee will not allow the name of any person, association or corporation to be placed on any Unit as a designation that might be interpreted as a claim of ownership.

          (S) 6.   Taxes.  All payments to be made by the Lessee hereunder will
                   ------
be free of expense to the Lessor for collection or other charges and will be free of expense to the Lessor with respect to the amount of any local, state, Federal or foreign taxes (other than any United States Federal income tax payable by the Lessor in consequence of the receipt of payments provided for herein and, to the extent that the Lessor receives credit therefor against its United States Federal income tax liability, any foreign income tax, and other than the aggregate of all state or local taxes measured by net income based on such receipts, value added taxes in lieu of such net income taxes and any state franchise tax which is not based on or measured by net income up to the amount of any such taxes which would be payable to the state and city in which the Lessor has its principal place of business without apportionment to any other state, except any such tax which is in substitution for or relieves the Lessee from the payment of taxes which it would otherwise be obligated to pay or reimburse as herein provided) or license fees, ad valorem property taxes, taxes and charges (Federal, state and local), fines or penalties and interest (all such expenses, taxes, license fees, ad valorem property taxes, taxes and charges (Federal, state and local), fines and penalties and interest being hereinafter called impositions) hereafter levied or imposed upon or in connection with or measured with respect to this Lease or any sale, rental, use, payment, shipment, delivery or transfer of title under the terms hereof or the Security Documentation, all of which impositions the Lessee assumes and agrees to pay on demand in addition to the payments to be made by it provided for herein. The Lessee will also pay promptly all impositions which may be imposed upon any Unit or for the use or operation thereof or upon the earnings arising therefrom (except as provided above) or upon the Lessor by reason of its ownership thereof and will keep at all times all and every part of such Unit free and clear of all impositions which might in any way affect the title of the Lessor or the interest of the Lessor or result in a lien upon any such Unit; provided,
                                                               --------
however, that the Lessee shall be under no obligation to pay any impositions of
- -------
any kind so long as such imposition remains unpaid and Lessee is contesting in its own name and in good faith and by appropriate legal or administrative proceedings such impositions, or the Lessor is required to contest such impositions as provided in this S 6, and the nonpayment thereof does not, in the reasonable opinion of the Lessor, adversely affect the title, property or rights of the Lessor hereunder or the Lessor or the Vendor under the Security Documentation. The Lessee agrees to give the Lessor notice of such contest brought in Lessee's name within 30 days after institution thereof and the Lessor agrees to provide such information as may be reasonably requested by the Lessee in furtherance of such contest. If any impositions shall have been charged or levied against the Lessor directly and paid by the Lessor, the Lessee shall pay the Lessor on presentation of an invoice therefor if the Lessor shall have been legally liable with respect thereto (as evidenced by an opinion of counsel for the Lessor) or the Lessee shall have approved the payment thereof, and the Lessor agrees to give the Lessee written notice promptly after it first obtains knowledge of the making of such charge or levy, and agrees to take such other action as may reasonably be requested by the Lessee for the purpose of contesting payment or obtaining refund of all or a portion of such imposition, as hereinafter provided in this (S) 6.

          In the event that the Lessor shall become obligated to make any payment to the Builder or the Vendor or otherwise pursuant to any correlative provision of the Security Documentation not covered by the foregoing paragraph of this (S) 6, the Lessee shall pay such additional amounts (which shall also be deemed impositions hereunder) to the Lessor to fulfill completely its obligations pursuant to said provision; provided, however, that the Lessor shall
                                        -----------------
have contested (if required to do so under this (S) 6) such impositions in good faith and to the extent permitted under the Security Documentation.

          In the event any returns, statements or reports with respect to impositions involving any Unit are required to be made, the Lessee will make such returns, statements and reports in such manner as to show the interest of the Lessor and the Vendor in such Units, as shall be satisfactory to the Lessor and the Vendor or, where not so permitted, will notify the Lessor and the Vendor of such requirement and will prepare and deliver such reports to the Lessor and the Vendor within a reasonable period of time prior to the time such reports are to be filed in such manner as shall be satisfactory to the Lessor and the Vendor.

          In the event that, during the continuance of this Lease, the Lessee becomes liable for the payment or reimbursement of any imposition, pursuant to this (S) 6, such liability shall continue, notwithstanding the expiration of this Lease, until all such impositions are paid or reimbursed by the Lessee.

          In the event the Lessee may be prohibited by law or is impaired from contesting in its own name any imposition covered by this (S) 6 in respect of which the Lessee would otherwise be required to make payments to the Lessor pursuant hereto, the Lessor shall, upon request and at the expense of the Lessee, take all legal and other appropriate action reasonably requested by the Lessee to contest such imposition. The Lessor shall not be obligated to take any such legal or other appropriate action unless the Lessee shall first have indemnified the Lessor for all liabilities and expenses which may be entailed therein. Further, the Lessee shall indemnify and hold the Lessor harmless from and against any and all claims, costs, expenses, damages, losses and liabilities incurred in connection therewith as a result of, or incident to, any action taken by the Lessor or Lessee under this (S) 6. The Lessee shall be entitled to any refund received by the Lessor or the Lessee in respect of any imposition paid by the Lessee, provided no Event of Default (or other event which after notice or lapse of time or both would become an Event of Default) shall have occurred and be continuing.

          The Lessee shall, whenever reasonably requested by the Lessor, submit to the Lessor copies of returns, statements, reports, billings and remittances, or furnish other evidence satisfactory to the Lessor of the Lessee's performance of its duties under this (S) 6. The Lessee shall also furnish promptly upon request such data as the Lessor reasonably may require to permit the Lessor's compliance with the requirements of taxing jurisdictions.

          The amount which the Lessee shall be required to pay with respect to any imposition which is subject to indemnification under this (S) 6 shall be an amount sufficient to restore the Lessor to the same net after tax rate of return and after tax cash position, after considering the effect of such payment on its United States Federal income taxes and state and city income taxes or franchise taxes based on net income, that the Lessor would have been in had such imposition not been imposed.

          (S) 7.  Maintenance; Casualty Occurrences; Insurance. The Lessee
                  ---------------------------------------------
agrees that, at Lessee's own cost and expense, it will be responsible for ordinary maintenance and repairs required to maintain and keep all of the Units which are subject to this Lease in good operating order, repair and condition and eligible for interchange service.

          In the event that any Unit shall be or become worn out lost, stolen, destroyed, or irreparably damaged, from any cause whatsoever, returned to the Builder pursuant to the patent indemnity provisions of the Security Documentation, or taken or requisitioned by condemnation or otherwise by the United States Government or any political subdivision thereof for a stated period which shall exceed the then remaining term of the Security Documentation or for an indefinite period, but only when such period shall exceed the term hereof, or by any other governmental entity resulting in loss of possession by the Lessee for a period of 90 consecutive days (such occurrences being hereinafter called Casualty Occurrences), prior to the return of such Unit in the manner set forth in (S) 14 hereof, the Lessee shall promptly and fully notify the Lessor and the Vendor with respect thereto. On the September 15 next succeeding such notice the Lessee shall pay to the Lessor an amount equal to the rental payment or payments, if any, in respect of such Unit due and payable on such date plus a sum equal to the Casualty Value (as hereinafter defined) of such Unit as of the date of such payment in accordance with the schedule referred to below. Upon the making of such payment by the Lessee in respect of any Unit, the rental for such Unit shall cease to accrue, the term of this Lease as to such Unit shall terminate and (except in the case of the loss, theft, complete destruction or return to the Builder of such Unit) the Lessor shall be entitled to recover possession of such Unit and the Lessee shall pay all costs of removal of such Unit and of freight to the place designated pursuant to (S) 14 hereof.

          The Casualty Value of each Unit as of the payment date on which payment is to be made as aforesaid shall be that percentage of the Purchase Price of such Unit as is set forth in Schedule 2 hereto opposite such date; provided, however, that if the Casualty Value for any Unit as of such payment
- -----------------
date as determined pursuant to Schedule 2 reflects an amount representing investment credit recapture to the Owner that is greater or lesser than the actual amount of investment credit recapture incurred by the Owner as a result of the Casualty Occurrence to such Unit, the Casualty Value for such Unit as so determined shall be appropriately decreased or increased so as to reflect the actual amount of investment credit recapture incurred by the Owner as a result of the Casualty Occurrence to such Unit.

          Whenever any Unit shall suffer a Casualty Occurrence after termination of this Lease at the expiration of the original or extended term hereof and before such Unit shall have been returned in the manner provided in (S) 14 hereof, the

Lessee shall promptly and fully notify the Lessor with respect thereto and pay to the Lessor an amount equal to the Casualty Value of such Unit, which shall be 20% of the Purchase Price of such Unit (unless such termination occurs after the term of this Lease has been extended pursuant to (S) 13 hereof, in which case the amount of such Casualty Value shall be as agreed upon between the Lessor and the Lessee at the time of such extension). Upon the making of any such payment by the Lessee in respect of any Unit (except in the case of the loss, theft or complete destruction of such Unit), the Lessor shall be entitled to recover possession of such Unit.

          The Lessor hereby irrevocably appoints the Lessee its agent to dispose of any Unit suffering a Casualty Occurrence or any component thereof, at the best price obtainable on an "as is, where is" basis. Provided that the Lessee has previously paid the Casualty Value to the Lessor, the Lessee shall be entitled to the proceeds of such sale to the extent they do not exceed the Casualty Value of such Unit, and shall pay any excess to the Lessor.

          In the event of the requisition for use (which is not a Casualty Occurrence) by the United States Government or any political subdivision thereof (hereinafter called the Government) of any Unit during the term of this Lease all of the Lessee's obligations under this Lease with respect to such Unit shall continue to the same extent as if such requisition had not occurred, except that if such Unit is returned by the Government at any time after the end of the term of this Lease, the Lessee shall be obligated to return such Unit to the Lessor pursuant to (S) 11 or 14 hereof, as the case may be, promptly upon such return by the Government rather than at the end of the term of this Lease, but the Lessee shall in all other respects comply with the provisions of said (S) 11 or 14, as the case may be, with respect to such Unit. All payments received by the Lessor or the Lessee from the Government for the use of such Unit during the term of this Lease shall be paid over to, or retained by, the Lessee provided no Event of Default (or other event which after notice or lapse of time or both would become an Event of Default) shall have occurred and be continuing; and all payments received by the Lessor or the Lessee from the Government for the use of such Unit after the term of this Lease, shall be paid over to, or retained by, the Lessor.

          Except as hereinabove in this (S) 7 provided, the Lessee shall not be released from its obligations hereunder in the event of, and shall bear the risk of, any Casualty

                                                          L-1l


Occurrence to any Unit from and after delivery and acceptance thereof by the Lessee hereunder.

          The Lessee will, at all times prior to the return of the Equipment to the Lessor, at its own expense, cause to be carried and maintained property insurance (which may be self-insurance to the extent hereinafter permitted) and public liability insurance in respect of the Units at the time subject hereto, in amounts (subject to customary deductibles) and against risks customarily insured against by railroad companies in respect of similar equipment, and, in any event, comparable in amounts and against risks customarily insured against by the Lessee in respect of similar equipment owned by it. If the Lessor shall receive any insurance proceeds or condemnation payments in respect of a Unit suffering a Casualty Occurrence, the Lessor shall, subject to the Lessee's having made payment of the Casualty Value in respect of such Unit, pay such proceeds or condemnation payments to the Lessee up to an amount equal to the Casualty Value with respect to a Unit paid by the Lessee and any balance of such proceeds or condemnation payments shall remain the property of the Lessor. Insurance proceeds received by the Lessor from the Lessee's insurance coverage in respect of any Unit not suffering a Casualty Occurrence shall be paid to the Lessee upon proof satisfactory to the Lessor that any damage to such Unit in respect of which such proceeds were paid has been fully repaired, but only to the extent of the Lessee's costs (including overhead and profit, if applicable) in effecting such repairs. Except as aforesaid, all such insurance proceeds shall be retained by the Lessor.

          (S) 8. Reports and Inspection. On or before April 30 in each year,
                 -----------------------
commencing with the calendar year 1980, the Lessee will furnish to the Lessor and the Vendor (a) an accurate statement (i) setting forth as at the preceding December 31 the amount, description and numbers of all Units then leased hereunder and covered by the Security Documentation, the amount, description and numbers of all Units that have suffered a Casualty Occurrence during the preceding calendar year or are then undergoing repairs (other than running repairs) or then withdrawn from use pending such repairs (other than running repairs) and such other information regarding the condition and state of repair of the Units as the Lessor or the Vendor may reasonably request, (ii) stating that, in the case of all Units repainted or repaired during the period covered by such statement, the numbers and markings required by (S) 5 hereof and by the

Security Documentation have been preserved or replaced and (iii) stating that the Lessee is in compliance with the insurance provisions of (S) 7 hereof and setting forth a description of the insurance, if any, in effect with respect to the Equipment pursuant to (S) 7 hereof and (b) a certification of insurance coverage from the Lessee's independent broker stating the amounts, if any, of such insurance in effect and the amount of deductible. The Lessor, at its sole cost and expense, shall have the right by its agents, to inspect the Units and the Lessee's records with respect thereto at such reasonable times as the Lessor may request during the continuance of this Lease. The Lessee shall promptly notify the Lessor and the Vendor of any material changes or any material proposed changes of which the Lessee has knowledge in its insurance coverage in effect with respect to the Equipment pursuant to (S) 7 hereof.

          The Lessee shall furnish to the Lessor the reports required to be furnished to the Lessor pursuant to Paragraph 10 of the Participation Agreement.

          (S) 9.  Disclaimer of Warranties; Compliance with Laws and Rules;
                  ---------------------------------------------------------
Indemnification.  THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS
- ----------------
OR IMPLIED, AS TO THE DESIGN OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN, THE UNITS DELIVERED TO THE LESSEE HEREUNDER, AND THE LESSOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS OF THE UNITS FOR ANY PARTICULAR PURPOSE OR AS TO TITLE TO THE UNITS OR ANY COMPONENT THEREOF, OR AS TO THE LESSEE'S RIGHT TO QUIET ENJOYMENT THEREOF (EXCEPT AS TO ACTS OF THE LESSOR), OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY UNIT, EITHER UPON DELIVERY THEREOF TO THE LESSEE OR OTHERWISE NOR SHALL THE LESSOR (EXCEPT AS TO VOLUNTARY ACTS OF LESSOR) BE RESPONSIBLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT LIABILITY IN TORT), it being agreed that all such risks, as between the Lessor and the Lessee, are to be borne by the Lessee; but the Lessor hereby irrevocably appoints and constitutes the Lessee its agent and attorney-in-fact during the term of this Lease to assert and enforce from time to time, in the name of and for the account of the Lessor and/or the Lessee, as their interests may appear, at the Lessee's sole cost and expense, whatever claims and rights the Lessor may have against the Builder under the provisions of Item 2 of Annex A of the Security Documentation; provided, however, that if at any time an Event of
                        --------  -------
Default shall have occurred and be continuing, the Lessor may assert and enforce, at the Lessee's sole cost and expense, such claims and rights. The Lessor shall have no responsibility or liability to the Lessee or any other person with respect to any of the following: (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Units or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (ii) the use, operation or performance of any Units or any risks relating thereto; or
(iii) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Units. The Lessee's delivery of a Certificate of Acceptance shall be conclusive evidence as between the Lessee and the Lessor that the Units described therein are in all the foregoing respects satisfactory to the Lessee, and the Lessee will not assert any claim of any nature whatsoever against the Lessor based on any of the foregoing matters.

          The Lessee agrees, for the benefit of the Lessor and the Vendor, to comply in all respects (including without limitation, with respect to the use, maintenance and operation of each Unit) with all applicable laws of the jurisdictions in which its operations involving the Units may extend, with all lawful rules of the Department of Transportation, the Interstate Commerce Commission and any other legislative, executive, administrative or judicial body exercising any power or jurisdiction over the Units and with all applicable interchange rules, to the extent that such laws and rules affect the title, operation or use of the Units, and in the event that, prior to the expiration of this Lease or any renewal thereof, such laws or rules require any alteration, replacement, addition or modification of or to any part on any Unit, the Lessee will conform therewith at its own expense; provided, however, that the Lessee
                                           --------  -------
may at its own expense, in good faith, contest the validity or application of any such law or rule in any reasonable manner which does not, in the reasonable opinion of the Lessor or the Vendor, adversely affect the property or rights of the Lessor or the Vendor under this Lease or under the Security Documentation. The Lessee, at its own cost and expense, may furnish other additions, modifications and improvements to the Units during the term of this Lease. Any additions, modifications and improvements made by the Lessee which are readily removable without causing material damage to the Units shall be owned by the Lessee and may be removed by the Lessee at any time during the term of this Lease or any renewal thereof and prior to the return thereof to the Lessor pursuant to (S) 11 or 14 hereof, except additions, modifications and improvements required to maintain each Unit's eligibility for interchange service or to comply with the provisions of the first para-graph of (S) 7 or the first sentence of this paragraph. Any additions, modifications and improvements made by the Lessee which are not so readily removable shall become the property of the Lessor.

          The Lessee agrees to indemnify, protect and hold harmless the Lessor (in both its individual and fiduciary capacities) and the Vendor from and against all losses, damages, injuries, liabilities, claims (including without limitation claims for strict liability in tort) and demands whatsoever, regardless of the cause thereof, and expenses in connection therewith, including, but not limited to, counsel fees and expenses, patent liabilities, penalties and interest, arising out of or as the result of the entering into or the performance of or the occurrence of a default, an event of default or an Event of Default under the Security Documentation, the Participation Agreement, this Lease, or any sub-lease entered into pursuant to (S) 12 hereunder, the ownership of any Unit, the ordering, acquisition, use, operation, condition, purchase, delivery, rejection, storage or return of any Unit or any accident in connection with the operation, use, condition, possession, storage or return of any Unit resulting in damage to property or injury or death to any person, except as otherwise provided in (S) 14 of this Lease, or the transfer of title to the Equipment by the Vendor pursuant to any provision of the Security Documentation. The indemnities arising under this paragraph shall continue in full force and effect with respect to all events, facts, conditions or other circumstances occurring or existing prior to the expiration or termination of the term of this Lease and return of the Units as provided in (S) 14 of this Lease; provided, however, that the Lessor shall not be indemnified by the Lessee
       --------  -------
for any event which would otherwise give rise to the foregoing indemnification, if such event is caused by the wilful misconduct or gross negligence of the Lessor, its officers, employees, representatives or agents; provided, further,
                                                            --------  -------
that the foregoing indemnification shall not apply to any failure of payment of the principal of or interest on the Conditional Sale Indebtedness and shall not be deemed to operate as a guarantee of the residual value of any Unit. The amount the Lessee shall be required to pay with respect to any of its obligations under this paragraph shall include a payment to the indemnified party sufficient to restore such party to the same position, after considering the effect of such payment on its United States Federal income taxes and state and city income taxes or franchise taxes based on net income, that the indemnified party would have been in had the liability or expense indemnified against not been incurred.

          The Lessee further agrees to indemnify, protect and hold harmless the Vendor and the Builder as third party beneficiaries hereof from and against any and all liability, claims, costs, charges and expenses, including royalty payments and counsel fees, in any manner imposed upon or accruing against the Vendor or the Builder because of the use in or about the construction or operation of any of the Units of any article of material specified by the Lessee and not manufactured by the Builder or of any design, system, process, formula or combination specified by the Lessee and not developed or purported to be developed by the Builder which infringes or is claimed to infringe on any patent or other right. The Lessee will give notice to the Builder of any claim known to the Lessee from which liability may be charged against the Builder under the Security Documentation.

          The Lessee shall not be released from its obligations hereunder in the event of any damage to or the destruction or loss of any or all of the Units.

          The Lessee agrees to prepare and deliver to the Lessor within a reasonable time prior to the required date of filing (or, to the extent permissible, file on behalf of the Lessor) any and all reports (other than tax returns) to be filed by the Lessor with any Federal, state or other regulatory authority by reason of the ownership by the Lessor or the Vendor of the Units or the leasing thereof to the Lessee.

          (S) 10. Default. If, during the continuance of this Lease, one or more
                  -------
of the following events (each such event being herein sometimes called an Event of Default) shall occur:

          (A) default shall be made in payment of any amount provided for in
     (S) 3 or (S) 7 of this Lease and such default shall continue for ten business days, or default shall be made in payment of any other amount provided for in this Lease and such default shall continue for ten business days after written notice from the Lessor or the Vendor to the Lessee specifying the default and demanding that the same be remedied;

          (B) the Lessee shall make or permit any unauthorized assignment or transfer of this Lease, or any interest herein, or of the right to possession of the Units, or any thereof and shall fail or refuse to cause such assignment or transfer to be canceled by agreement of all parties having any interest therein and to recover possession of such Units within 15 days after written notice from the Lessor to the Lessee demanding such cancelation and recovery of possession;

          (C) default shall be made in the observance or performance of any other of the covenants, conditions and agreements on the part of the Lessee contained herein or in the Participation Agreement, and such default shall continue for 30 days after written notice from the Lessor or the Vendor to the Lessee specifying the default and demanding that the same be remedied;

          (D) a petition for reorganization under Section 77 of the Bankruptcy Act, as now constituted or as said Section 77 may hereafter be amended or under any other provision of Title 11 of the United States Code, as now constituted or as hereafter amended, shall be filed by or against the Lessee and, unless such petition shall have been dismissed, nullified, stayed or otherwise rendered ineffective (but then only so long as such stay shall continue in force or such ineffectiveness shall continue), all the obligations of the Lessee under this Lease and the Consent (as defined in the Security Documentation) shall not have been and shall not continue to have been duly assumed in writing, pursuant to a court order or decree, by a trustee or trustees appointed (whether or not subject to ratification) in such proceedings in such manner that such obligations shall have the same status as obligations incurred by such trustee or trustees, within 30 days after such appointment, if any, or 60 days after such petition shall have been filed, whichever shall be earlier or by the trustee in such proceedings in accordance with the provisions of 11 U.S.C. (S) 1168, or any successor provision, as the same may hereinafter be amended; or

          (E) any other proceedings shall be commenced by or against the Lessee for any relief which includes, or might result in, any modification of the obligations of the Lessee hereunder, under any bankruptcy or insolvency laws, or laws relating to the relief of debtors, readjustments of indebtedness, reorganizations, arrangements, compositions or extensions (other than a law which does not permit any readjustments of the obligations of the Lessee hereunder or under the Consent), and, unless such proceedings shall have been dismissed, nullified, stayed or otherwise rendered ineffective (but then only so long as such stay shall continue in force or such ineffective-ness shall continue), all the obligations of the Lessee under this Lease and the Consent shall not have been and shall not continue to have been duly assumed in writing, pursuant to a court order or decree, by a trustee or trustees or receiver or receivers appointed (whether or not subject to ratification) for the Lessee or for the property of the Lessee in connection with any such proceedings in such manner that such obligations shall have the same status as obligations incurred by such a trustee or trustees or receiver or receivers, within 30 days after such appointment, if any, or 60 days after such proceedings shall have been commenced, whichever shall be earlier;

then, in any such case, the Lessor, at its option, may:

          (a) proceed by appropriate court action or actions either at law or in equity, to enforce performance by the Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; or

          (b) by notice in writing to the Lessee terminate this Lease, whereupon all rights of the Lessee to the use of the Units shall absolutely cease and terminate as though this Lease had never been made, but the Lessee shall remain liable as herein provided; and thereupon the Lessor may by its agents enter upon the premises of the Lessee or other premises where any of the Units may be and take possession of all or any of such Units and thenceforth hold, possess, sell, operate, lease to others and enjoy the same free from any right of the Lessee, or its successors or assigns, to use the Units for any purposes whatever and without any duty to account to the Lessee for such action or inaction or for any proceeds arising therefrom; but the Lessor shall, nevertheless, have a right to recover from the Lessee any and all amounts which under the terms of this Lease may be then due or which may have accrued to the date of such termination (computing the rental for any number of days less than a full rental period by multiplying the rental for such full rental period by a fraction of which the numerator is such number of days and the denominator is the total number of days in such full rental period) and also to recover forthwith from the Lessee as damages for loss of the bargain and not as a penalty, an amount equal to the excess, if any, of the Casualty Value as of the rental payment date on or next preceding the date of termination over the amount the Lessor reasonably estimates to be the sales value of such Unit at such time; provided,
                                                                --------
     however, that in the event the Lessor shall have sold any Unit, the Lessor,
     -------
     in lieu of collecting any amounts payable to the Lessor by the Lessee pursuant to the preceding clause of this part (b) with respect to such Unit, may, if it shall so elect, demand that the Lessee pay the Lessor and the Lessee shall pay to the Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the excess, if any, of the Casualty Value for such Unit, as of the rental payment date on or next preceding the date of termination over the net proceeds of such sale; or

          (c) make the payment or perform or comply with any agreement, the nonpayment, nonperformance or noncompliance with which caused such Event of Default, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest at the rate of 10.6% per annum, shall be payable by Lessee as additional rental hereunder upon demand by Lessor.

In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid amounts due hereunder before, during or after the exercise of any of the foregoing remedies and for all reasonable attorneys' fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of any Unit.

          The remedies in this Lease provided in favor of the Lessor shall not be deemed exclusive, but shall be cumulative and may be exercised concurrently or consecutively, and shall be in addition to all other remedies in its favor existing at law or in equity. The Lessee hereby waives any mandatory requirements of law, now or hereafter in effect, which might limit or modify the remedies herein provided, to the extent that such waiver is not, at the time in question, prohibited by law. The Lessee hereby waives any and all existing or future claims to any offset against the rental payments due hereunder, and agrees to make such payments regardless of any offset or claim which may be asserted by the Lessee or on its behalf.

          The failure of the Lessor to exercise the rights granted it hereunder upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies.

          (S) 11. Return of Units Upon Default. If this Lease shall terminate
                  -----------------------------
pursuant to (S) 10 hereof, the Lessor may, upon such further notice, if any, as may be required for compliance with any mandatory legal requirements then in force and applicable to the action to be taken by the Lessor, take or cause to be taken by its agent or agents, immediate possession of each of the Units, or one or more of the Units and may remove the same from possession and use of the Lessee or any other person and for such purpose may enter upon the premises of the Lessee or any other premises where the Units may be located and may use and employ in connection with such removal any supplies, services and aids and any available trackage and other facilities or means of the Lessee, subject to all mandatory requirements of due process of law.

          If this Lease shall terminate pursuant to (S) 10 hereof, the Lessee shall forthwith deliver possession of the Units to the Lessor. Each Unit so delivered shall be in the same operating order, repair and condition as when originally delivered to the Lessee, ordinary wear and tear excepted. For the purpose of delivering possession of any Unit or Units to the Lessor as above required, the Lessee shall at its own cost, expense and risk:

          (a) forthwith and in the usual manner cause the Equipment to be moved to such point or points on the lines of the Lessee or any of its affiliates as the Lessor reasonably may designate;

          (b) if the Vendor shall so request cause the Equipment to be detached from each unit of railroad rolling stock to which it has been attached; at the option of the Vendor, permit the Vendor to store the Equipment on any of the lines or elsewhere on the premises of the Lessee, as the Vendor may reasonably designate (or if the storage of the Equipment on such lines or premises would materially impair the Lessee's ability to perform its obligations as a common carrier by rail, on such other lines or premises of Lessee as shall be satisfactory to the Vendor), at the risk of the Vendee without charge for rent or storage until the

     Equipment has been sold, leased or otherwise disposed of by the Vendor; and

          (c) transport the same to any place on the lines of railroad operated by the Lessee or any of its affiliates or to any connecting carrier for shipment, all as directed by the Lessor, but only in such manner as shall not materially impair the ability of the Lessee to perform its obligations as a common carrier by rail.

The assembling, delivery, storage, insurance and transporting of the Units as hereinbefore provided shall be at the expense and risk of the Lessee and are of the essence of this Lease, and upon application to any court of equity having jurisdiction in the premises the Lessor shall be entitled to a decree against the Lessee requiring specific performance of the covenants of the Lessee so to assemble, deliver, store and transport the Units. During any storage period, the Lessee will, at its own cost and expense, maintain and keep the Equipment in good order and repair and will permit the Lessor or any person designated by it, including the authorized representative or representatives of any prospective purchaser, lessee or user of any such Unit, to inspect the same. As between the Lessor and the Lessee, all amounts earned in respect of the Units after the date of termination of this Lease shall belong to the Lessor and, if received by the Lessee, shall be promptly turned over to the Lessor. In the event any Unit is not assembled, delivered and stored, as hereinabove provided, within 60 days after such termination the Lessee shall, in addition, pay to the Lessor for each day thereafter an amount equal to the amount, if any, by which the product of
(i) a fraction the numerator of which is 10.6% and the denominator of which is 360, and (ii) the Purchase Price of such Unit for each such day exceeds the actual earnings received by the Lessor on such Unit for each such day; such payment shall not affect the obligation of the Lessee to redeliver the Equipment pursuant to the first sentence of this paragraph.

          Without in any way limiting the obligation of the Lessee under the foregoing provisions of this (S) 11, the Lessee hereby irrevocably appoints the Lessor as the agent and attorney of the Lessee, with full power and authority, at any time while the Lessee is obligated to deliver possession of any Unit to the Lessor, to demand and take possession of such Unit in the name and on behalf of the Lessee from whomsoever shall be in possession of such Unit at the time.

          (S) 12.  Assignment; Possession and Use.  This Lease
                   -------------------------------
shall be assignable in whole or in part by the Lessor without the consent of the Lessee, but the Lessee shall be under no obligation to any assignee of the Lessor except upon written notice of such assignment from the Lessor, provided that no assignment for other than security purposes shall be made without the consent of the Lessee, which consent shall not be unreasonably withheld. All the rights of the Lessor hereunder (including, but not limited to, the rights under (S)(S) 6, 7 and 10 and the rights to receive the rentals payable under this Lease) shall inure to the benefit of the Lessor's assigns.

          So long as the Lessee shall not be in default under this Lease and the Lessee shall have fully complied with the provisions of the fourth paragraph of this (S) 12 the Lessee shall be entitled to the possession and use of the Units and, without the Lessor's consent, to sublease the Units to, or to permit their use by, a user incorporated in the United States of America (or any State thereof or the District of Columbia), upon lines of railroad owned or operated by the Lessee or such user or by a railroad company or companies incorporated in the United States of America (or any State thereof or the District of Columbia), or over which the Lessee, such user, or such railroad company or companies have trackage rights or rights for operation of their trains, and upon the lines of railroad of connecting and other carriers in the usual interchange of traffic or in through or run-through service, but only upon and subject to all the terms and conditions of this Lease; provided, however, that the Lessor's consent, not
                              --------  -------
to be unreasonably withheld, must be obtained for any sublease that is for a term or terms that aggregate more than six months in any one year; provided
                                                                   --------
further, however, that the Lessee shall not sublease or permit the sublease or
- -------  -------
use of any Unit to service involving regular operation and maintenance outside the United States of America; and provided further, however, that any such
                                  -------- -------  -------
sublease or use shall be consistent with the provisions of Paragraph 12 of the Participation Agreement. No such assignment or sublease shall relieve the Lessee of its obligations hereunder which shall be and remain those of principal and not a surety.

          The Lessee will initially affix the Units to railroad flat cars furnished by Trailer Train Company. The Lessee will not install or affix the Units to any other railroad rolling stock (other than installation of individual Units on a temporary basis) unless the owner of such other rolling stock and all persons having a security interest therein shall have acknowledged that such owner or holder of a security interest shall not acquire any interest in, or rights with respect to, Units which may be installed on such railroad rolling stock.

          Any such sublease may provide that the subleasee, so long as it shall not be in default under such sublease, shall be entitled to the possession of the Units included in such sublease and the use thereof; provided, however, that
                                                         --------  -------
every such sublease shall be subject to the rights and remedies of the Vendor under the Security Documentation and the Lessor under this Lease in respect of the Units covered by such sublease upon the occurrence of an Event of Default thereunder or hereunder.

          The Lessee, at its own expense, will as soon as possible cause to be duly discharged any lien, charge, security interest or other encumbrance (except any sublease as aforesaid and other than an encumbrance resulting from claims against the Lessor, the Vendee or the Vendor not related to the ownership or leasing of, or the security title of the Vendor to, the Units) which may at any time be imposed on or with respect to any Unit including any accession thereto or the interest of the Lessor, the Vendor or the Lessee therein; except that this covenant will not be breached by reason of liens for taxes, assessments or governmental charges or levies, in each case not due and delinquent or undetermined or inchoate materialmen's, mechanics', workmen's, repairmen's or other like liens arising in the ordinary course of business and, in each case, not delinquent; and, furthermore, the Lessee shall be under no obligation to discharge any such lien, charge, security interest or encumbrance so long as it is contesting the same in good faith and by appropriate legal proceedings and the failure to discharge the same does not, in the reasonable opinion of the Lessor and the Vendor, adversely affect the title, property or rights of the Lessor hereunder or the Vendor under the Security Documentation.

          Nothing in this (S) 12 shall be deemed to restrict the right of the Lessee to assign or transfer its leasehold interest under this Lease in the Units or possession of the Units to any railroad corporation incorporated under the laws of any state of the United States of America or the District of Columbia (which shall have duly assumed the obligations of the Lessee hereunder) into or with which the Lessee shall have become merged or consolidated or which shall have acquired or leased all or substantially all the lines of railroad of the Lessee; provided, however, that such assignee, lessee or transferee will
            --------  -------
not, upon the effectiveness of such merger, consolidation, lease or acquisition be in default under any provision of this Lease and that such acquisition or lease of railroad lines of the Lessee shall not alter in any way the Lessee's obligation to the Lessor and Vendor hereunder which shall be and remain those of a principal and not a surety.

          (S) 13. Renewal Options and Right of First Refusal. Provided that
                  -------------------------------------------
this Lease has not been earlier terminated and the Lessee is not in default hereunder, the Lessee may by written notice delivered to the Lessor not less than six months prior to the end of the original term of this Lease elect to extend the term of this Lease in respect of all but not fewer than all of the Units then covered by this Lease, for a two-year period commencing on the scheduled expiration of the original term of this Lease. Thereafter the Lessee may, subject to the first proviso of this (S) 13, elect to extend the term of this Lease in respect of all but not fewer than all of the Units then covered by this Lease for three additional two-year periods upon written notice delivered to the Lessor not less than six months prior to the end of the preceding renewal period. Each of such extensions shall be on the same terms and conditions as are contained in this Lease, except as to the amount of rentals, which for the first of such renewal periods shall be in an amount equal to 6.2194% of the Purchase Price of each of the Units then subject to this Lease and for each of the three succeeding renewal periods shall be at a "Fair Market Rental" (as such term is defined in this (S) 13) payable annually in arrears, and except as to applicable Casualty Values, which shall be as agreed upon between the Lessor and the Lessee at the time of each of such extensions.

          If the Lessor elects to sell the Units to third parties effective upon the expiration of the original or any extended term of this Lease, or at any time within ninety days after such expiration, the Lessee shall have the right of first refusal to purchase such Units. The Owner shall, in a commercially reasonable manner, solicit offers to buy such Units (excepting additions, modifications and improvements which may be removed by the Lessee pursuant to
(S) 9 hereof), and upon receipt thereof shall exhibit to the Lessee a true copy of the most favorable bona fide offer. The Lessee may by written notice delivered within 15 days of the receipt of said copy advise the Lessor and the Owner that the management of the Lessee intends to recommend to its Board of Directors that its right of first refusal be exercised, and, within a further period of 30 days following the giving of such written notice, the Lessee shall by written notice delivered to the Lessor and the Owner either exercise such right of first refusal or advise the Lessor and the Owner that the

Board of Directors of the Lessee has determined that such right of first refusal should not be exercised. If such right of first refusal is exercised as aforesaid, the Lessee shall purchase such Units at the sale price and on the same terms set forth in such offer; provided that any such sale to a third party
                                    --------
shall be subject to the Lessee's right to continue to lease the Units pursuant to the terms hereof.

          Upon purchase of the Units by the Lessee, the Lessor shall upon request of the Lessee execute and deliver to the Lessee or to the Lessee's assignee or nominee, a bill of sale (without representations or warranties except that such Units are free and clear of all claims, liens, security interest and other encumbrances by or in favor of any person claiming by, through or under the Lessor) for such Units, and such other documents as may be required to release such Units, from the terms and scope of this Lease and to transfer title thereto to the Lessee or such assignee or nominee, in such forms as may reasonably be requested by the Lessee, all at the Lessee's expense.

          Fair Market Rental shall be determined on the basis of, and shall be equal in amount to, the rental which would obtain in an arm's-length transaction between an informed and willing lessee (other than a lessee currently in possession) and an informed and willing lessor under no compulsion to lease and, in such determination, costs of removal from the location of current use shall not be a deduction from such rental but there shall be excluded any rental value attributable to additions, modifications and improvements which the Lessee is entitled to remove pursuant to (S) 9 hereof; provided, however, that Fair Market
                                             --------  -------
Rental shall be determined as provided; in the preceding sentences on the basis of the term and other terms and conditions of the lease being considered.

          If, after 45 days from the giving of notice by the Lessee of the Lessee's election to extend the term of this Lease beyond the first renewal period, as provided in the first or second paragraph of this (S) 13, the Lessor and the Lessee are unable to agree upon a determination of Fair Market Rental, such rental shall be determined in accordance with the foregoing definition by the following procedure: If either party to such determination shall have given written notice to the other requesting determination of such value by this appraisal procedure, the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within 20 business days after such notice is given, each party shall appoint an independent appraiser within 25 business days after such notice is given, and the two appraisers so appointed shall within 35 business days after such notice is given appoint a third independent appraiser. If no such third appraiser is appointed within 35 business days after such notice is given, either party may apply, to make such appointment, to the American Arbitration Association, and both parties shall be bound by any appointment so made. Any appraiser or appraisers appointed pursuant to the foregoing procedure shall be instructed to determine the Fair Market Rental of the Units subject to the proposed extended term within 90 days after his or their appointment. If the parties shall have appointed a single appraiser or if either party shall have failed to appoint an appraiser, the determination of the single appraiser appointed shall be final. If three appraisers shall be appointed, the determination of the appraiser which differs most from the other two appraisers shall be excluded, the remaining two determinations shall be averaged and such latter average shall be final and binding upon the parties hereto. The appraisal proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association as in effect on the date hereof, except as modified hereby. The provision for this appraisal procedure shall be the exclusive means of determining Fair Market Rental and shall be in lieu of any judicial or other procedure for the determination thereof, and each party hereto hereby consents and agrees not to assert any judicial or other procedures. The expenses of the appraisal procedure shall be borne equally by the Lessee and the Lessor.

          (S) 14. Return of Units upon Expiration of Lease Term. As soon as
                  ----------------------------------------------
practicable on or after the expiration of the original term or an extended term of this Lease with respect to any Unit which Lessee does not purchase or release pursuant to (S)13, the Lessee will, at its own cost and expense, at the request of the Lessor, deliver possession of such Unit to the Lessor at such point or points on its lines as the Lessee may reasonably designate, in such city on the lines of Lessee as Lessor may reasonably designate, or in the absence of Lessor's designation, in such city on the lines of Lessee as Lessee may designate, and permit the Lessor to store such Unit at such point or points on the Lessee's lines where storage facilities are available as it may select for a period not exceeding sixty days and transport the same, at any time within such sixty day period, to any reasonable place on the lines of railroad operated by the Lessee, or to any connecting carrier for shipment, all as directed by the

Lessor, the movement and storage of such Units to be at the expense and risk of the Lessee. During any such storage period the Lessee will permit the Lessor or any person designated by it, including the authorized representative or representatives of any prospective purchaser, lessee or user of such Unit, to inspect the same; provided, however, that the Lessee shall not be liable, except
                  --------  -------
in the case of negligence of the Lessee or of its employees or agents, for any injury to, or the death of, any person exercising, either on behalf of the Lessor or any prospective purchaser, lessee or user, the rights of inspection granted under this sentence. Each Unit returned to the Lessor pursuant to this
(S) 14 shall (i) be in the same operating order, repair and condition as when originally delivered to the Lessee, ordinary wear and tear excepted, (ii) except for additions, modifications and improvements which the Lessee is entitled to remove under the provisions of (S) 9 of this Lease, meet all operating standards then in effect under the applicable rules of any governmental agency or other organization with jurisdiction, and (iii) if requested by the Lessor, be detached from each unit of railroad rolling stock to which it has been attached. The assembling, delivery, storage and transporting of the Units as hereinbefore provided are of the essence of this Lease, and upon application to any court of equity having jurisdiction in the premises, the Lessor shall be entitled to a decree against the Lessee requiring specific performance of the covenants of the Lessee so to assemble, deliver, store and transport the Units. All amounts earned in respect of the Units after the date of termination of this Lease shall belong to the Lessor and, if received by the Lessee, shall be promptly turned over to the Lessor. In the event any Unit is not assembled, delivered and stored, as hereinabove provided, within 60 days after such termination, the Lessee shall, in addition, pay to the Lessor for each day thereafter an amount equal to the amount, if any, by which the product of (i) a fraction the numerator of which is 10.6% and the denominator of which is 360, and (ii) the Purchase Price of such Unit for each such day, exceeds (iii) the actual earnings received by the Lessor on such Unit for each such day.

          (S) 15. Recording. The Lessee, at its own expense, will cause this
                  ----------
Lease, the Security Documentation and any assignment hereof or thereof to be filed and recorded with the Interstate Commerce Commission in accordance with 49 U.S.C. S 11303(a). The Lessee, at its own expense, will further cause this Lease and/or appropriate financing statements or continuation statements to be filed and recorded, and from time to time when required refiled and rerecorded, in accordance with the applicable provisions of the Uniform Commercial Code of the States of Utah and Colorado (and, if the Lessee changes its chief place of business to a different state, in any such other state) and in any other state of the United States of America or the District of Columbia where filing is reasonably requested by the Lessor for the purpose of proper protection, to the satisfaction of counsel for the Lessor, of its interests and rights under this Agreement or for the purpose of carrying out the intention of this Agreement. The Lessee will undertake the filing, registering, deposit, and recording required of the Lessor under the Security Documentation and will from time to time do and perform any other act and will execute, acknowledge, deliver, file, register, record (and will refile, reregister, deposit and redeposit or rerecord whenever required) any and all further instruments required by law or reasonably requested by the Lessor or the Vendor for the purpose of proper protection, to their satisfaction, of the Vendor's and the Lessor's respective interests in the Units, or for the purpose of carrying out the intention of this Lease, the Security Documentation and the assignment thereof to the Vendor; and the Lessee will promptly furnish to the Vendor and the Lessor evidence of all such filing, registering, depositing or recording, and an opinion or opinions of counsel for the Lessee with respect thereto satisfactory to the Vendor and the Lessor. This Lease and the Security Documentation shall be filed and recorded with the Interstate Commerce Commission and under the Uniform Commercial Code of the State of Utah prior to the delivery and acceptance hereunder of any Unit.

          (S) 16. Interest on Overdue Rentals. Anything to the contrary herein
                  ----------------------------
contained notwithstanding, any nonpayment of rentals and other obligations due hereunder shall result in the obligation on the part of the Lessee promptly to pay, to the extent legally enforceable, interest at a rate per annum equal to 10.6% on the overdue rentals and other obligations for the period of time during which they are overdue or such lesser amount as may be legally enforceable.

          (S) 17. Notices. Any notice required or permitted to be given by
                  --------
either party hereto to the other shall be deemed to have been given when mailed, first class, postage prepaid, addressed as follows:

          (a) if to the Lessor, at 79 South Main Street, Salt Lake City, Utah 84125, Attention of Corporate Trust Division, Trust Department; with a copy to: Itel Corporation, Equipment Finance Division, One Embarcadero

     Center, San Francisco, California 94111, Attention of Financial Service Group, Contract Administration; and

          (b) if to the Lessee, at One Park Central, 1515 Arapahoe Street, Denver, Colorado 80217, Attention Manager of Equipment Planning;

or addressed to either party at such other address as such party shall hereafter furnish to the other party in writing. Copies of each such notice shall be given to the Vendor at 130 John Street, New York, New York 10038, Attention of Corporate Trust and Agency Division.

          (S) 18. Severability; Effect and Modification of Lease. Any provision
                  -----------------------------------------------
of this Lease which is prohibited or unenforceable in any jurisdiction, shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Except for the Participation Agreement and the Trust Agreement, this Lease exclusively and completely states the rights of the Lessor and the Lessee with respect to the leasing of the Units and supersedes all other agreements, oral or written, with respect thereto. No variation or modification of this Lease and no waiver of any of its provisions or conditions shall be valid unless in writing and signed by duly authorized signatories for the Lessor and the Lessee.

          (S) 19. Execution. This Lease may be executed in several counterparts,
                  ----------
such counterparts together constituting but one and the same instrument, but the counterpart delivered to the Vendor pursuant to the assignment hereof to the Vendor shall be deemed to be the original and all other counterparts shall be deemed duplicates thereof. Although for convenience this Lease is dated as of the date first set forth above, the actual date or dates of execution hereof by the parties hereto is or are, respectively, the date or dates stated in the acknowledgments hereto annexed.

          (S) 20. Law Governing. The terms of this Lease and all rights and
                  --------------
obligations hereunder shall be governed by the laws of the State of Colorado; provided, however, that the parties shall be entitled to all rights conferred by
- --------  -------
49 U.S.C. (S) 11303.

          (S) 21. Definitions. Whenever the term "Lessor" is used in this Lease,
                  ------------
it shall also include the Owner and any assignee of the Owner and, where the context so requires (including but not limited to certain of the provisions of (S) 6 hereof), shall, except for purposes of any assignment of the "Lessor's" rights under this Lease, refer only to the Owner or such assignee of the Owner.

          (S) 22. Concerning the Lessor. Each and all of the warranties,
                  ---------------------
representations, undertakings and agreements herein made on the part of the Lessor are each and every one of them made and intended not as personal representations, undertakings and agreements by First Security Bank of Utah, National Association, or for the purpose or with the intention of binding said bank personally but are made and intended for the purpose of binding only the Trust Estate as such term is used in the Trust Agreement, and this Lease is executed and delivered by the said bank solely in the exercise of the powers expressly conferred upon said bank as trustee under the Trust Agreement, and no personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against said bank, except for wilful misconduct or gross negligence, or against the Owner under the Trust Agreement (except under the last paragraph of Section 5.01 thereof) or on account of any representation, undertaking or agreement herein of the Lessor or the Owner, either expressed or implied, all such personal liability (except as aforesaid), if any, being expressly waived and released by the Lessee and by all persons claiming by, through or under the Lessee.


          IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed as of the date first above written.


                                               THE DENVER AND RIO GRANDE WESTERN
                                               RAILROAD COMPANY,

                                                 by       W. J. Holtman
                                                   -----------------------------
                                                          Vice President
[Corporate Seal]

Attest:

     C. E. Schmeckpeper
- -----------------------------
       Secretary

                                               FIRST SECURITY BANK OF UTAH,
                                               NATIONAL ASSOCIATION, not in its
                                               individual capacity but solely
                                               as Trustee,

                                                 by     William C. McGregor
                                                   -----------------------------
                                                       Authorized Signatory
[Seal]

Attest:

       John R. Sager
- -----------------------------
    Authorized Signatory

STATE OF COLORADO,)
                  )ss.:
COUNTY OF DENVER, )


          On this 15th day of March 1979, before me personally appeared
W. J. Holtman, to me personally known, who, being by me duly sworn, says that he is a President of THE DENVER AND RIO GRANDE WESTERN RAILROAD COMPANY, that one of the seals affixed to the foregoing instrument is the corporate seal of said Corporation, that said instrument was signed and sealed on behalf of said Corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said Corporation.


                                                        Dale F. Machart
                                                 -----------------------------
                                                        Notary Public

[Notarial Seal]

My Commission expires July 10, 1979

STATE OF UTAH,      )
                    ) ss.:
COUNTY OF SALT LAKE,)


          On this the 14th day of March 1979, before me personally appeared William C. McGregor, to me personally known, who being by me duly sworn, says that he is an Authorized Officer of First Security Bank of Utah, National Association, that one of the seals affixed to the foregoing instrument is the seal of said bank, that said instrument was signed and sealed on behalf of said bank by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said bank.


                                                       Venna L. De Cora
                                                 -----------------------------
                                                        Notary Public

[Notarial Seal]

My Commission expires November 15, 1981

                              SCHEDULE 1 TO LEASE

                                                              D+RGW I.D.
                                                                Numbers
     Type                        Quantity                     (Inclusive)
     ----                        --------                     -----------
Fully-enclosed                      36                          207-242
trilevel auto racks

Fully-enclosed                      14                          243-256
coverless trilevel
auto racks

Fully-enclosed                      36                          171-206
bilevel auto racks

                              SCHEDULE 2 TO LEASE
                                CASUALTY VALUES

Casualty Payment                                            Percentage of
     Dates                                                 Purchase Price
- ----------------                                           --------------
September 15, 1979                                            103.4830

September 15, 1980                                            102.6252

September 15, 1981                                            100.3031

September 15, 1982                                             96.7315

September 15, 1983                                             92.0214

September 15, 1984                                             86.2911

September 15, 1985                                             77.4176

September 15, 1986                                             67.6956

September 15, 1987                                             57.2622

September 15, 1988                                             46.1350

September 15, 1989 and thereafter during storage               34.6653

CERTIFICATE OF ACCEPTANCE UNDER CONDITIONAL SALE AGREEMENT
 AND LEASE OF EQUIPMENT, BOTH DATED AS OF JANUARY 1, 1979
- ----------------------------------------------------------

First Security Bank of Utah, N.A.
  79 South Main Street
  Salt Lake City, Utah  84125


George S. Eccles
  In care of First Security Leasing Company
  79 South Main Street
  Salt Lake City, Utah  84111


The Denver and Rio Grande Western Railroad Company
  One Park Central
  1515 Arapahoe Street
  Denver, Colorado  80217


         I, duly appointed and authorized representative for the Vendee and the Lessee under the Conditional Sale Agreement and Lease of Equipment, both dated as of January 1, 1979, respectively, do hereby certify that I inspected and accepted delivery under the Conditional Sale Agreement and Lease of Equipment of the following Items of Equipment:

         TYPE OF EQUIPMENT:   Enclosed Tri-Level Auto Rack

         DATE ACCEPTED:       April 24, 1979

         NUMBER OF UNITS:     Twenty-Two (22)

         NUMBERED:

                                W&K
             TTX             SERIAL NO.       D+RGW NO.
             ---             ----------       ---------
          ETTX 854117        66763/764           218
          ETTX 854109        66761/762           217
          ETTX 853781        66767/768           220
          ETTX 854116        66765/766           219
          ETTX 854087        66747/748           210
          ETTX 854005        66755/756           214
          ETTX 853785        66753/754           213
          ETTX 854014        66741/742           207
          ETTX 820880        66745/746           209
          ETTX 854059        66743/744           208
          ETTX 854056        66749/750           211
          ETTX 853991        66751/752           212
          ETTX 854071        66757/758           215
          ETTX 854111        66759/760           216
          ETTX 853782        66769/770           221
          ETTX 853777        66771/772           222
          ETTX 853776        66773/774           223
          ETTX 854120        66775/776           224
          ETTX 854010        66777/778           225
          ETTX 853986        66779/780           226
          ETTX 854039        66781/782           227
          ETTX 854055        66783/784           228

          I do further certify that the foregoing Items of Equipment are in good order and condition and appear to conform to the specifications, requirements and standards applicable thereto and to all applicable United States Department of Transportation and Interstate Commerce Commission requirements and specifications and to all applicable interchange requirements of the Association of American Railroads.

          I do further certify that each of the foregoing Items of Equipment has been marked by means of a stencil printed in contrasting colors upon each side of each Item of Equipment in letters not less than one inch in height as follows:

          "Leased from First Security Bank of Utah, National Association, as Trustee, and Ownership Subject to a Security Agreement filed with the Interstate Commerce Commission and a Security Interest under the Uniform Commercial Code."

          The execution of this Certificate will in no way relieve or decrease the responsibility of Lessee for any warranties it has made with respect to the Equipment.



cc: Ms. Chris Collins                   /s/ G.L. Nicalin
    Corporate Trust and                 ---------------------------------------
      Agency Division                   Inspector and Authorized Representative
    United States Trust                 of First Security Bank of Utah,
      Company of New York               National Association, as Vendee,
    130 John Street                     and The Denver and Rio Grande
    New York, N. Y. 10038               Western Railroad Company, as
                                        Lessee

CERTIFICATE OF ACCEPTANCE UNDER CONDITIONAL SALE AGREEMENT
 AND LEASE OF EQUIPMENT, BOTH DATED AS OF JANUARY 1, 1979
- ----------------------------------------------------------

First Security Bank of Utah, N.A.
  79 South Main Street
  Salt Lake City, Utah  84125


George S. Eccles
  In care of First Security Leasing Company
  79 South Main Street
  Salt Lake City, Utah  84111


The Denver and Rio Grande Western Railroad Company
  One Park Central
  1515 Arapahoe Street
  Denver, Colorado  80217


         I, duly appointed and authorized representative for the Vendee and the Lessee under the Conditional Sale Agreement and Lease of Equipment, both dated as of January 1, 1979, respectively, do hereby certify that I inspected and accepted delivery under the Conditional Sale Agreement and Lease of Equipment of the following Items of Equipment:

         TYPE OF EQUIPMENT:   Enclosed Tri-Level Auto Rack

         DATE ACCEPTED:       April 25, 1979

         NUMBER OF UNITS:     Fourteen (14)

         NUMBERED:

                                W&K
             TTX             SERIAL NO.       D&RGW NO.
             ---             ----------       ---------
          ETTX 854073        66785/786           229
          ETTX 854051        66787/788           230
          ETTX 853995        66789/790           231
          ETTX 854080        66791/792           232
          ETTX 854098        66793/794           233
          ETTX 854100        66795/796           234
          ETTX 854097        66797/798           235
          ETTX 854082        66799/800           236
          ETTX 854065        66801/802           237
          ETTX 854113        66803/804           238
          ETTX 853988        66805/806           239
          ETTX 853831        66807/808           240
          ETTX 854094        66809/810           241
          ETTX 854020        66811/812           242

          I do further certify that the foregoing Items of Equipment are in good order and condition and appear to conform to the specifications, requirements and standards applicable thereto and to all applicable United States Department of Transportation and Interstate Commerce Commission requirements and specifications and to all applicable interchange requirements of the Association of American Railroads.

          I do further certify that each of the foregoing Items of Equipment has been marked by means of a stencil printed in contrasting colors upon each side of each Item of Equipment in letters not less than one inch in height as follows:

          "Leased from First Security Bank of Utah, National Association, as Trustee, and Ownership Subject to a Security Agreement filed with the Interstate Commerce Commission and a Security Interest under the Uniform Commercial Code."

          The execution of this Certificate will in no way relieve or decrease the responsibility of Lessee for any warranties it has made with respect to the Equipment.



cc: Ms. Chris Collins                   /s/ G.L. Nicalin
    Corporate Trust and                 ---------------------------------------
      Agency Division                   Inspector and Authorized Representative
    United States Trust                 of First Security Bank of Utah,
      Company of New York               National Association, as Vendee,
    130 John Street                     and The Denver and Rio Grande
    New York, N. Y. 10038               Western Railroad Company, as
                                        Lessee

CERTIFICATE OF ACCEPTANCE UNDER CONDITIONAL SALE AGREEMENT
 AND LEASE OF EQUIPMENT, BOTH DATED AS OF JANUARY 1, 1979
- ----------------------------------------------------------

First Security Bank of Utah, N.A.
  79 South Main Street
  Salt Lake City, Utah  84125


George S. Eccles
  In care of First Security Leasing Company
  79 South Main Street
  Salt Lake City, Utah  84111


The Denver and Rio Grande Western Railroad Company
  One Park Central
  1515 Arapahoe Street
  Denver, Colorado  80217


         I, duly appointed and authorized representative for the Vendee and the Lessee under the Conditional Sale Agreement and Lease of Equipment, both dated as of January 1, 1979, respectively, do hereby certify that I inspected and accepted delivery under the Conditional Sale Agreement and Lease of Equipment of the following Items of Equipment:

         TYPE OF EQUIPMENT:   Enclosed Bi-Level Auto Rack

         DATE ACCEPTED:       May 25, 1979

         NUMBER OF UNITS:     Twenty-one (21)

         NUMBERED:

                                W&K
             TTX             SERIAL NO.       D&RGW NO.
             ---             ----------       ---------
          TTGX 911544        67257/258           182
          TTGX 911534        67259/260           183
          TTGX 910482        67261/262           184
          TTGX 911538        67263/264           185
          TTGX 912071        67265/266           186
          TTGX 911513        67267/268           187
          TTGX 912753        67269/270           188
          TTGX 912072        67271/272           189
          TTGX 911800        67273/274           190
          TTGX 912426        67275/276           191
          TTGX 911529        67277/278           171
          TTGX 912788        67279/280           172
          TTGX 911511        67281/282           173
          TTGX 910979        67283/284           174
          TTGX 911486        67285/286           175
          TTGX 911662        67287/288           176
          TTGX 912690        67289/290           177
          TTGX 912765        67291/292           178
          TTGX 912234        67293/294           179
          TTGX 912240        67295/296           180
          TTGX 911860        67297/298           181

          I do further certify that the foregoing Items of Equipment are in good order and condition and appear to conform to the specifications, requirements and standards applicable thereto and to all applicable United States Department of Transportation and Interstate Commerce Commission requirements and specifications and to all applicable interchange requirements of the Association of American Railroads.

          I do further certify that each of the foregoing Items of Equipment has been marked by means of a stencil printed in contrasting colors upon each side of each Item of Equipment in letters not less than one inch in height as follows:

          "Leased from First Security Bank of Utah, National Association, as Trustee, and Ownership Subject to a Security Agreement filed with the Interstate Commerce Commission and a Security Interest under the Uniform Commercial Code."

          The execution of this Certificate will in no way relieve or decrease the responsibility of Lessee for any warranties it has made with respect to the Equipment.



cc: Ms. Chris Collins                   /s/ G.L. Nicalin
    Corporate Trust and                 ---------------------------------------
      Agency Division                   Inspector and Authorized Representative
    United States Trust                 of First Security Bank of Utah,
      Company of New York               National Association, as Vendee,
    130 John Street                     and The Denver and Rio Grande
    New York, N. Y. 10038               Western Railroad Company, as
                                        Lessee

CERTIFICATE OF ACCEPTANCE UNDER CONDITIONAL SALE AGREEMENT
 AND LEASE OF EQUIPMENT, BOTH DATED AS OF JANUARY 1, 1979
- ----------------------------------------------------------

First Security Bank of Utah, N.A.
  79 South Main Street
  Salt Lake City, Utah  84125


George S. Eccles
  In care of First Security Leasing Company
  79 South Main Street
  Salt Lake City, Utah  84111


The Denver and Rio Grande Western Railroad Company
  One Park Central
  1515 Arapahoe Street
  Denver, Colorado  80217


         I, duly appointed and authorized representative for the Vendee and the Lessee under the Conditional Sale Agreement and Lease of Equipment, both dated as of January 1, 1979, respectively, do hereby certify that I inspected and accepted delivery under the Conditional Sale Agreement and Lease of Equipment of the following Items of Equipment:

         TYPE OF EQUIPMENT:   Enclosed Bi-Level Auto Rack

         DATE ACCEPTED:       June 13, 1979

         NUMBER OF UNITS:     Fifteen (15)

         NUMBERED:

                                W&K
             TTX             SERIAL NO.       D&RGW NO.
             ---             ----------       ---------
          TTGX 911516        67305/306           195
          TTGX 911520        67307/308           196
          TTGX 912078        67309/310           197
          TTGX 912658        67311/312           198
          TTGX 911524        67313/314           199
          TTGX 911536        67315/316           200
          TTGX 912556        67317/318           201
          TTGX 911933        67303/304           194
          TTGX 912065        67301/302           193
          TTGX 912070        67299/300           192
          TTGX 912102        67319/320           202
          TTGX 911197        67321/322           203
          TTGX 912760        67323/324           204
          TTGX 913478        67325/326           205
          TTGX 911861        67327/328           206

          I do further certify that the foregoing Items of Equipment are in good order and condition and appear to conform to the specifications, requirements and standards applicable thereto and to all applicable United States Department of Transportation and Interstate Commerce Commission requirements and specifications and to all applicable interchange requirements of the Association of American Railroads.

          I do further certify that each of the foregoing Items of Equipment has been marked by means of a stencil printed in contrasting colors upon each side of each Item of Equipment in letters not less than one inch in height as follows:

          "Leased from First Security Bank of Utah, National Association, as Trustee, and Ownership Subject to a Security Agreement filed with the Interstate Commerce Commission and a Security Interest under the Uniform Commercial Code."

          The execution of this Certificate will in no way relieve or decrease the responsibility of Lessee for any warranties it has made with respect to the Equipment.



cc: Ms. Chris Collins                   /s/ G.L. Nicalin
    Corporate Trust and                 ---------------------------------------
      Agency Division                   Inspector and Authorized Representative
    United States Trust                 of First Security Bank of Utah,
      Company of New York               National Association, as Vendee,
    130 John Street                     and The Denver and Rio Grande
    New York, N. Y. 10038               Western Railroad Company, as
                                        Lessee

CERTIFICATE OF ACCEPTANCE UNDER CONDITIONAL SALE AGREEMENT
 AND LEASE OF EQUIPMENT, BOTH DATED AS OF JANUARY 1, 1979
- ----------------------------------------------------------

First Security Bank of Utah, N.A.
  79 South Main Street
  Salt Lake City, Utah  84125


George S. Eccles
  In care of First Security Leasing Company
  79 South Main Street
  Salt Lake City, Utah  84111


The Denver and Rio Grande Western Railroad Company
  One Park Central
  1515 Arapahoe Street
  Denver, Colorado  80217


         I, duly appointed and authorized representative for the Vendee and the Lessee under the Conditional Sale Agreement and Lease of Equipment, both dated as of January 1, 1979, respectively, do hereby certify that I inspected and accepted delivery under the Conditional Sale Agreement and Lease of Equipment of the following Items of Equipment:

         TYPE OF EQUIPMENT:   Roofless Tri-Level Auto Rack

         DATE ACCEPTED:       June 7, 1979

         NUMBER OF UNITS:     Fourteen (14)

         NUMBERED:

                                W&K
             TTX             SERIAL NO.       D&RGW NO.
             ---             ----------       ---------
          CTTX 853863        67707/708           243
          CTTX 853918        67725/726           244
          CTTX 853914        67727/728           245
          CTTX 853832        67711/712           246
          CTTX 853912        67709/710           247
          CTTX 853784        67729/730           248
          CTTX 853870        67731/732           249
          CTTX 853835        67733/734           250
          CTTX 853916        67713/714           251
          CTTX 853833        67715/716           252
          CTTX 853915        67717/718           253
          CTTX 854072        67719/720           254
          CTTX 853741        67721/722           255
          CTTX 853840        67723/724           256

          I do further certify that the foregoing Items of Equipment are in good order and condition and appear to conform to the specifications, requirements and standards applicable thereto and to all applicable United States Department of Transportation and Interstate Commerce Commission requirements and specifications and to all applicable interchange requirements of the Association of American Railroads.

          I do further certify that each of the foregoing Items of Equipment has been marked by means of a stencil printed in contrasting colors upon each side of each Item of Equipment in letters not less than one inch in height as follows:

          "Leased from First Security Bank of Utah, National Association, as Trustee, and Ownership Subject to a Security Agreement filed with the Interstate Commerce Commission and a Security Interest under the Uniform Commercial Code."

          The execution of this Certificate will in no way relieve or decrease the responsibility of Lessee for any warranties it has made with respect to the Equipment.



cc: Ms. Chris Collins                   /s/ G.L. Nicalin
    Corporate Trust and                 ---------------------------------------
      Agency Division                   Inspector and Authorized Representative
    United States Trust                 of First Security Bank of Utah,
    Company of New York                 National Association, as Vendee,
   130 John Street                      and The Denver and Rio Grande
   New York, N. Y. 10038                Western Railroad Company, as
                                        Lessee

                                  BILL OF SALE
                                  ------------

     WHITEHEAD & KALES COMPANY (hereinafter called the Builder), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by the United States Trust Company of New York (hereinafter called the Assignee), assignee under an Agreement and Assignment dated as of the 1st day of January 1, 1979, by and between the Builder and the Assignee, by which the Builder assigned to the Assignee certain rights of the Builder under a Conditional Sale Agreement dated as of the 1st day of January, 1979, by and between the Builder and First Security Bank of Utah, N.A., as trustee (hereinafter called the Vendee), at or before the execution and delivery of these presents, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, transfer and set over unto the Assignee, its successors and assigns, all of the Builder's right, title and interest (the same being a security interest) in and to the following items of Equipment which have been delivered by the Builder to the Vendee pursuant to said Conditional Sale
Agreement:

QUANTITY                      DESCRIPTION               BUILDER'S SERIAL NUMBERS
- -----------------  -----------------------------------  ------------------------
THIRTY-SIX (36)    Fully Enclosed Tri-Level Auto Racks  (see attached Exhibit A)

     TO HAVE AND TO HOLD the aforesaid security interest as to all and singular the railroad equipment above described to the Assignee, its successors and assigns, for its and their own use and behoof forever.

     And the Builder hereby warrants to the Assignee, its successors and assigns, and to the Vendee, that at the time of delivery of each of the above described items of Equipment to the Vendee under the above mentioned Conditional Sale Agreement, the Builder had legal title thereto and good and lawful right to sell such item, and the title to such item was free and clear of all claims, liens, and encumbrances of any nature except only the rights created under the said Conditional Sale Agreement; the aforesaid Agreement and Assignment; and the rights of the Lessee, Denver & Rio Grande Western Railroad Company, under the Lease of Railroad Equipment dated as of January 1, 1979, and the Builder covenants that it will warrant and defend such title against the demands of all persons whomsoever based on claims originating prior to the delivery of the Equipment by the Builder under said Conditional Sale Agreement.

     IN WITNESS WHEREOF the Builder has caused this instrument to be executed in its name by a duly authorized officer and its corporate seal to be hereunto affixed, duly attested, the 16th day of May, 1979.

                                       WHITEHEAD & KALES COMPANY     ( S E A L )


                                       By /s/ C.E. Wieser
                                          --------------------------------------
                                          C. E. Wieser, Vice President-Finance

ATTEST:


/s/ G. Konchal
- ---------------------------------
G. Konchal, Treasurer

  THIS EXHIBIT A IS PART OF BILL OF SALE RE CLOSING ON THIRTY-SIX (36) FULLY ENCLOSED TRI-LEVEL AUTO RACKS FOR THE DENVER & RIO GRANDE WESTERN RAILROAD COMPANY.


                                  EXHIBIT "A"

Car Number      Rack No.        Serial No.          Shipper            Destination
- -----------     --------        ----------          --------        -----------------
ETTX 854014     DRGW 207         66741-42           RD 12614        Lakewood, Georgia
 "   854059      "   208         66743-44              "               "         "
 "   820880      "   209         66745-46              "               "         "
 "   854087      "   210         66747-48              "               "         "
 "   854056      "   211         66749-50              "               "         "
 "   853991      "   212         66751-52              "               "         "
 "   853785      "   213         66753-54              "               "         "
 "   854005      "   214         66755-56              "               "         "
 "   854071      "   215         66757-58           RD 12615           "         "
 "   854111      "   216         66759-60              "               "         "
 "   854109      "   217         66761-62              "               "         "
 "   854117      "   218         66763-64              "               "         "
 "   854116      "   219         66765-66              "               "         "
 "   853781      "   220         66767-68              "               "         "
 "   853782      "   221         66769-70              "               "         "
 "   853777      "   222         66771-72           RD 12616        Oklahoma City, Oklahoma
 "   853776      "   223         66773-74              "               "         "
 "   854120      "   224         66775-76              "               "         "
 "   854010      "   225         66777-78              "               "         "
 "   853986      "   226         66779-80              "               "         "
 "   854039      "   227         66781-82              "               "         "
 "   854055      "   228         66783-84              "               "         "
 "   854098      "   233         66793-94           RD 12626           "         "
 "   854097      "   235         66797-98              "               "         "
 "   854082      "   236         66799-800             "               "         "
 "   854073      "   229         66785-86           RD 12634           "         "
 "   854065      "   237         66801-02           RD 12641           "         "
 "   854100      "   234         66795-96              "               "         "
 "   853831      "   240         66807-08              "               "         "
 "   854080      "   232         66791-92              "               "         "
 "   853995      "   231         66789-90              "               "         "
 "   854113      "   238         66803-04              "               "         "
 "   854051      "   230         66787-88              "               "         "
 "   854094      "   241         66809-10           RD 12644           "         "
 "   853988      "   239         66805-06           RD 12655           "         "
 "   854020      "   242         66811-12

INVOICE                       WHITEHEAD & KALES COMPANY

No.  20047                    58 HALTINER STREET   RIVER ROUGE, MICHIGAN 48218
                              D.U.N.S 00-535-6258          PHONE:(313)849-1200

- -----------------------------------------------
YOUR ORDER NO.    OUR ORDER NO.   INVOICE DATE                                          MAIL ALL REMITTANCES TO
                   AB-75140-74101   4-30-79                                                  ABOVE ADDRESS
- ---------------------------------------------------------
GAP INITIAL & NO. SHIPPED VIA      F.O.B.       TERMS                                      PLEASE PAY FROM
                   Various Rail      Our Plant    Net                                         THIS INVOICE
- ---------------------------------------------------------
                                                                                     NO STATEMENT WILL BE ISSUED
                                                                                          UNLESS REQUESTED

         United States Trust Company of New York,                                       PAYABLE IN U.S. FUNDS
SOLD     as Agent and
 TO      First Security Bank of Utah, N.A., as
         Owner-Trustee

     SHIPPED TO
     DESTINATION          See Attached Exhibit "A"
- --   SHIPPER'S NO                                                                                                Form 010279

- -----------------------------------------------------------------------------------------------------------------------------------
  QTY.                  DESCRIPTION                              UNIT PRICE               AMOUNT                 W & K USE ONLY
- -----------------------------------------------------------------------------------------------------------------------------------
  36      Enclosed Tri-level Superstructures Mounted on
          89' -4" Flat Car

                  20 Units G.M. Service                         36,757.71              735,154,20
                  15 Units G.M. Service                         37,035.51              555,532.65
                   1 Unit  Chrysler Service                     36,475.71               36,475.71
                                                                                    -------------
                                                                                    $1,327,162.56

          Car Numbers, Serial Numbers and Rack Numbers
          See Attached Exhibit "A"
          THIS INVOICE IS HEREBY APPROVED

          BY:  [SIGNATURE APPEARS HERE]
             -----------------------------------------------
             Denver & Rio Grande Western Railroad, Lessee
                               and

          BY:  [SIGNATURE APPEARS HERE]
             -----------------------------------------------
             First Security Bank of Utah, N.A.-Owner-Trustee

                                                              No Michigan Sales Tax or Use Tax is included in this
                                                              billing. We will issue additional billing for such tax
                                                              if it is determined at any future date that the items
                                                              herein are taxable.
                                                                  WHITEHEAD & KALES COMPANY
- -----------------------------------------------------------------------------------------------------------------------------------
             NOTICE*  ACCOUNTS NOT PAID WHEN DUE BEAR THE INTEREST AT RATE OF 1% PER MONTH
                      FROM DATE OF MATURITY WHICH IS AN ANNUAL RATE OF 12%.
- -----------------------------------------------------------------------------------------------------------------------------------

                                 TERMS OF SALE
      1.   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
      2.   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
      3.   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
NOTICE: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                  EXHIBIT "A"

Car Number      Rack No.        Serial No.          Shipper            Destination
- -----------     --------        ----------          --------        -----------------
ETTX 854014     DRGW 207         66741-42           RD 12614        Lakewood, Georgia
 "   854059      "   208         66743-44              "               "         "
 "   820880      "   209         66745-46              "               "         "
 "   854087      "   210         66747-48              "               "         "
 "   854056      "   211         66749-50              "               "         "
 "   853991      "   212         66751-52              "               "         "
 "   853785      "   213         66753-54              "               "         "
 "   854005      "   214         66755-56              "               "         "
 "   854071      "   215         66757-58           RD 12615           "         "
 "   854111      "   216         66759-60              "               "         "
 "   854109      "   217         66761-62              "               "         "
 "   854117      "   218         66763-64              "               "         "
 "   854116      "   219         66765-66              "               "         "
 "   853781      "   220         66767-68              "               "         "
 "   853782      "   221         66769-70              "               "         "
 "   853777      "   222         66771-72           RD 12616        Oklahoma City, Oklahoma
 "   853776      "   223         66773-74              "               "         "
 "   854120      "   224         66775-76              "               "         "
 "   854010      "   225         66777-78              "               "         "
 "   853986      "   226         66779-80              "               "         "
 "   854039      "   227         66781-82              "               "         "
 "   854055      "   228         66783-84              "               "         "
 "   854098      "   233         66793-94           RD 12626           "         "
 "   854097      "   235         66797-98              "               "         "
 "   854082      "   236         66799-800             "               "         "
 "   854073      "   229         66785-86           RD 12634           "         "
 "   854065      "   237         66801-02           RD 12641           "         "
 "   854100      "   234         66795-96              "               "         "
 "   853831      "   240         66807-08              "               "         "
 "   854080      "   232         66791-92              "               "         "
 "   853995      "   231         66789-90              "               "         "
 "   854113      "   238         66803-04              "               "         "
 "   854051      "   230         66787-88              "               "         "
 "   854094      "   241         66809-10           RD 12644           "         "
 "   853988      "   239         66805-06           RD 12655           "         "
 "   854020      "   242         66811-12

                                 BILL OF SALE
                                 ------------

     WHITEHEAD & KALES COMPANY (hereinafter called the Builder), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by the United States Trust Company of New York (hereinafter called the Assignee), assignee under an Agreement and Assignment dated as of the 1st day of January 1, 1979, by and between the Builder and the Assignee, by which the Builder assigned to the Assignee certain rights of the Builder under a Conditional Sale Agreement dated as of the 1st day of January, 1979, by and between the Builder and First Security Bank of Utah, N.A., as trustee (hereinafter called the Vendee), at or before the execution and delivery of these presents, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, transfer and set over unto the Assignee, its successors and assigns, all of the Builder's right, title and interest (the same being a security interest) in and to the following items of Equipment which have been delivered by the Builder to the Vendee pursuant to said Conditional Sale
Agreement:

QUANTITY                      DESCRIPTION               BUILDER'S SERIAL NUMBERS
- -----------------  -----------------------------------  ------------------------
FIFTEEN (15)       FULLY ENCLOSED BI-LEVEL AUTO RACKS   SEE INVOICE


     TO HAVE AND TO HOLD the aforesaid security interest as to all and singular the railroad equipment above described to the Assignee, its successors and assigns, for its and their own use and behoof forever.

     And the Builder hereby warrants to the Assignee, its successors and assigns, and to the Vendee, that at the time of delivery of each of the above described items of Equipment to the Vendee under the above mentioned Conditional Sale Agreement, the Builder had legal title thereto and good and lawful right to sell such item, and the title to such item was free and clear of all claims, liens, and encumbrances of any nature except only the rights created under the said Conditional Sale Agreement; the aforesaid Agreement and Assignment; and the rights of the Lessee, Denver & Rio Grande Western Railroad Company, under the Lease of Railroad Equipment dated as of January 1, 1979, and the Builder covenants that it will warrant and defend such title against the demands of all persons whomsoever based on claims originating prior to the delivery of the Equipment by the Builder under said Conditional Sale Agreement.

     IN WITNESS WHEREOF the Builder has caused this instrument to be executed in its name by a duly authorized officer and its corporate seal to be hereunto affixed, duly attested, the 22nd day of June, 1979.


                                       WHITEHEAD & KALES COMPANY     ( S E A L)


                                       By  /s/ C. E. Wieser
                                          --------------------------------------
                                          C. E. Wieser, Vice President-Finance

ATTEST:


/s/ G. Konchal
- ------------------------------
G. Konchal, Treasurer

INVOICE                  WHITEHEAD & KALES COMPANY
No.  20251               58 HALTINER STREET         RIVER ROUGE, MICHIGAN 48218
                         D.U.N.S 00-535-5258        PHONE:(313)849-1200

                   R 20578
- -----------------------------------------------
YOUR ORDER NO.    OUR ORDER NO.   INVOICE DATE                                          MAIL ALL REMITTANCES TO
2488-W-SAS        AB 75143-74103   6-19-79                                                  ABOVE ADDRESS
- ---------------------------------------------------------
CAP INITIAL & NO. SHIPPED VIA      F.O.B.       TERMS                                      PLEASE PAY FROM
                  N&W               Our Plant    Net                                         THIS INVOICE
- ---------------------------------------------------------
                                                                                     NO STATEMENT WILL BE ISSUED
                                                                                          UNLESS REQUESTED

         United States Trust Company of New York,                                       PAYABLE IN U.S. FUNDS
SOLD     as Agent and
 TO      First Security Bank of Utah, N.A., as
         Owner-Trustee

     SHIPPED TO      Agent of Consolidated Rail Corporation
     DESTINATION     Lorain, Ohio
- --   SHIPPER'S NO                                                                                                Form 010279

- -----------------------------------------------------------------------------------------------------------------------------------
  QTY.                  DESCRIPTION                              UNIT PRICE               AMOUNT                 W & K USE ONLY
- -----------------------------------------------------------------------------------------------------------------------------------
  15      Fully Enclosed Bi-Level Auto-Racks                     30534.22               $458,013.30

          Car Number   Rack No.  Serial No.     Shipper
          -----------  --------  ----------     --------
          TTGX 912070  DRGW 192   67299-300     RD 12925
           "   911933   "   194   67303-04      RD 12951
           "   911516   "   195   67305-06         "
           "   912065   "   193   67301-02         "
           "   911520   "   196   67307-08      RD 12961
           "   911536   "   200   67315-16         "
           "   911861   "   206   67327-28      RD 12968
           "   911197   "   203   67313-14      RD 12978
           "   913478   "   205   67325-26         "
           "   911524   "   199   67321-22         "
           "   912760   "   204   67323-24      RD 12993
           "   912102   "   202   67319-20      RD 13002
           "   912658   "   198   67311-12         "
           "   912078   "   197   67309-10         "
           "   912556   "   201   67317-18      RD 13017

           THIS INVOICE IS HEREBY APPROVED

           By: [SIGNATURE APPEARS HERE]
              --------------------------------------------
              Denver & Rio Grande Western Railroad, Lessee
              and

           By: [SIGNATURE APPEARS HERE]
              ------------------------------------------------            No Michigan Sales Tax or Use Tax is included in this
              First Security Bank of Utah, N.A., Owner-Trustee            billing.  We will issue additional billing for such tax
                                                                          if it is determined at any future date that the items
                                                                          herein are taxable.
                                                                                         WHITEHEAD & KALES COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
                 NOTICE*    ACCOUNTS NOT PAID WHEN DUE BEAR THE INTEREST AT RATE OF 1% PER MONTH
                            FROM DATE OF MATURITY WHICH IS AN ANNUAL RATE OF 12%
- ------------------------------------------------------------------------------------------------------------------------------------

                                 TERMS OF SALE
      1.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
      2.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
      3.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
NOTICE:   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                 BILL OF SALE
                                 ------------

     WHITEHEAD & KALES COMPANY (hereinafter called the Builder), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by the United States Trust Company of New York (hereinafter called the Assignee), assignee under an Agreement and Assignment dated as of the 1st day of January 1, 1979, by and between the Builder and the Assignee, by which the Builder assigned to the Assignee certain rights of the Builder under a Conditional Sale Agreement dated as of the 1st day of January, 1979, by and between the Builder and First Security Bank of Utah, N.A., as trustee (hereinafter called the Vendee), at or before the execution and delivery of these presents, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell, transfer and set over unto the Assignee, its successors and assigns, all of the Builder's right, title and interest (the same being a security interest) in and to the following items of Equipment which have been delivered by the Builder to the Vendee pursuant to said Conditional Sale
Agreement:

QUANTITY                      DESCRIPTION               BUILDER'S SERIAL NUMBERS
- -----------------  -----------------------------------  ------------------------
FOURTEEN (14)      FULLY ENCLOSED COVERLESS TRI-LEVEL
                   AUTO RACKS (RAILPACS)                SEE ATTACHED EXHIBIT "A"
TWENTY-ONE (21)    FULLY ENCLOSED BI-LEVEL AUTO RACKS


     TO HAVE AND TO HOLD the aforesaid security interest as to all and singular the railroad equipment above described to the Assignee, its successors and assigns, for its and their own use and behoof forever.

     And the Builder hereby warrants to the Assignee, its successors and assigns, and to the Vendee, that at the time of delivery of each of the above described items of Equipment to the Vendee under the above mentioned Conditional Sale Agreement, the Builder had legal title thereto and good and lawful right to sell such item, and the title to such item was free and clear of all claims, liens, and encumbrances of any nature except only the rights created under the said Conditional Sale Agreement; the aforesaid Agreement and Assignment; and the rights of the Lessee, Denver & Rio Grande Western Railroad Company, under the Lease of Railroad Equipment dated as of January 1, 1979, and the Builder covenants that it will warrant and defend such title against the demands of all persons whomsoever based on claims originating prior to the delivery of the Equipment by the Builder under said Conditional Sale Agreement.

     IN WITNESS WHEREOF the Builder has caused this instrument to be executed in its name by a duly authorized officer and its corporate seal to be hereunto affixed, duly attested, the 22nd day of June, 1979.


                                       WHITEHEAD & KALES COMPANY     ( S E A L)


                                       By  /s/ C. E. Wieser,
                                          --------------------------------------
                                          C. E. Wieser, Vice President-Finance

ATTEST :


/s/ G. Konchal
- ------------------------------
G. Konchal, Treasurer

 THIS EXHIBIT "A" IS PART OF BILL OF SALE COVERING PURCHASE BY DENVER RIO GRANDE WESTERN RAILROAD (LESSEE) OF FOURTEEN (14) FULLY ENCLOSED COVERLESS TRI-LEVEL AUTO RACKS AND TWENTY-ONE (21) FULLY ENCLOSED BI-LEVEL AUTO RACKS.

                                  EXHIBIT "A"

Car Number      Rack No.        Serial No.          Shipper            Destination
- -----------     --------        ----------          --------        -----------------
CTTX 853863     DRGW 243        67707-08            RD 12927        Lansing, Michigan
"    853912      "   247        67709-10               "               "         "
"    853832      "   246        67711-12               "               "         "
"    853833      "   252        67715-16            RD 12936           "         "
"    853914      "   245        67727-28               "               "         "
"    853870      "   249        67731-32               "               "         "
"    853784      "   248        67729-30               "               "         "
"    853916      "   251        67713-14               "               "         "
"    853915      "   253        67717-18               "               "         "
"    853835      "   250        67733-34            RD 12949           "         "
"    853918      "   244        67725-26               "               "         "
"    853741      "   255        67721-22               "               "         "
"    853840      "   256        67723-24               "               "         "
"    854072      "   254        67719-20            RD 12959           "         "

TTGX 911544     DRGW 182        67257-58            RD 12845        Detroit, Michigan
"    912753      "   188        67269-70            RD 12846        Valley Park, Missouri
"    911513      "   187        67267-68               "               "         "
"    910482      "   184        67261-62            RD 12855        Detroit, Michigan
"    911538      "   185        67263-64               "               "         "
"    911529      "   171        67277-78            RD 12870        Pontiac, Michigan
"    912426      "   191        67275-76            RD 12871        Valley Park, Missouri
"    912788      "   172        67279-80            RD 12877        Pontiac, Michigan
"    911511      "   173        67281-82               "               "         "
"    911800      "   190        67273-74            RD 12878        Valley Park, Missouri
"    911534      "   183        67259-60            RD 12879        Detroit, Michigan
"    912071      "   186        67265-66            RD 12895           "         "
"    910979      "   174        67283-84            RD 12897        Pontiac, Michigan
"    912240      "   180        67295-96               "               "         "
"    911860      "   181        67297-98               "               "         "
"    911662      "   176        67287-88            RD 12905           "         "
"    912690      "   177        67289-90               "               "         "
"    911486      "   175        67285-86            RD 12910           "         "
"    912072      "   189        67271-72            RD 12921        Valley Park,  Missouri
"    912234      "   179        67293-94            RD 12923        Pontiac, Michigan
"    912765      "   178        67291-92            RD 12938           "         "

INVOICE                          WHITEHEAD & KALES COMPANY

No.  20248                   58 HALTINER STREET     RIVER ROUGE, MICHIGAN 48218
                             D.U.N.S 00-535-6258            PHONE:(313)849-1200

- -----------------------------------------------
YOUR ORDER NO.    OUR ORDER NO.   INVOICE DATE                                          MAIL ALL REMITTANCES TO
2488-W-SAS        AB-75141-75142   6-15-79                                                  ABOVE ADDRESS
- ---------------------------------------------------------
GAP INITIAL & NO. SHIPPED VIA      F.O.B.       TERMS                                      PLEASE PAY FROM
                  Various Rail      Our Plant    Net                                         THIS INVOICE
- ---------------------------------------------------------
                                                                                     NO STATEMENT WILL BE ISSUED
                                                                                          UNLESS REQUESTED

         United States Trust Company of New York                                        PAYABLE IN U.S. FUNDS
SOLD     as Agent and
 TO      First Security Bank of Utah, N.A., as
         Owner-Trustee

     SHIPPED TO
     DESTINATION          See Attached Exhibit "A"
- --   SHIPPER'S NO          "      "       "     "

                                                                                                                 Form 010279
- -----------------------------------------------------------------------------------------------------------------------------------
  QTY.                  DESCRIPTION                              UNIT PRICE               AMOUNT                 W & K USE ONLY
- -----------------------------------------------------------------------------------------------------------------------------------
  14    Fully enclosed coverless tri-level auto racks
          (Railpacs)                                            35998.00             $  503,972.00

  10    Fully enclosed bi-level auto racks                      30077.53                300,775.30

  11    Fully enclosed bi-level auto racks                      30116.53                331,281.83
                                                                                     -------------
                                Total Invoice                                        $1,136,029.13

        Car numbers, serial numbers and rack numbers on attached Exhibit "A"

        THIS INVOICE IS HEREBY APPROVED

        By:  [SIGNATURE APPEARS HERE]
            -------------------------------------------------
            Denver & Rio Grande Western Railroad, Lessee and


        By:  [SIGNATURE APPEARS HERE]
            -------------------------------------------------
            First Security Bank of Utah, N.A., Owner-Trustee

                        No Michigan Sales Tax or Use Tax is included in this billing. We will issue additional billing for such tax if it is determined at any future date that the items herein are taxable.

                                     WHITEHEAD & KALES COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
              NOTICE* ACCOUNTS NOT PAID WHEN DUE BEAR THE INTEREST AT RATE OF
              1% PER MONTH FROM DATE OF MATURITY WHICH IS AN ANNUAL RATE OF 12%
- ------------------------------------------------------------------------------------------------------------------------------------

       1.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
       2.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
       3.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
NOTICE     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                  EXHIBIT "A"

Car Number      Rack No.        Serial No.          Shipper            Destination
- -----------     --------        ----------          --------        -----------------
CTTX 853863     DRGW 243        67707-08            RD 12927        Lansing, Michigan
 "   853912      "   247        67709-10               "               "         "
 "   853832      "   246        67711-12               "               "         "
 "   853833      "   252        67715-16            RD 12936           "         "
 "   853914      "   245        67727-28               "               "         "
 "   853870      "   249        67731-32               "               "         "
 "   853784      "   248        67729-30               "               "         "
 "   853916      "   251        67713-14               "               "         "
 "   853915      "   253        67717-18               "               "         "
 "   853835      "   250        67733-34            RD 12949           "         "
 "   853918      "   244        67725-26               "               "         "
 "   853741      "   255        67721-22               "               "         "
 "   853840      "   256        67723-24               "               "         "
 "   854072      "   254        67719-20            RD 12959           "         "

TTGX 911544     DRGW 182        67257-58            RD 12845        Detroit, Michigan
 "   912753      "   188        67269-70            RD 12846        Valley Park, Missouri
 "   911513      "   187        67267-68               "               "         "
 "   910482      "   184        67261-62            RD 12855        Detroit, Michigan
 "   911538      "   185        67263-64               "               "         "
 "   911529      "   171        67277-78            RD 12870        Pontiac, Michigan
 "   912426      "   191        67275-76            RD 12871        Valley Park, Missouri
 "   912788      "   172        67279-80            RD 12877        Pontiac, Michigan
 "   911511      "   173        67281-82               "               "         "
 "   911800      "   190        67273-74            RD 12878        Valley Park, Missouri
 "   911534      "   183        67259-60            RD 12879        Detroit, Michigan
 "   912071      "   186        67265-66            RD 12895           "         "
 "   910979      "   174        67283-84            RD 12897        Pontiac, Michigan
 "   912240      "   180        67295-96               "               "         "
 "   911860      "   181        67297-98               "               "         "
 "   911662      "   176        67287-88            RD 12905           "         "
 "   912690      "   177        67289-90               "               "         "
 "   911486      "   175        67285-86            RD 12910           "         "
 "   912072      "   189        67271-72            RD 12921        Valley Park, Missouri
 "   912234      "   179        67293-94            RD 12923        Pontiac, Michigan
 "   912765      "   178        67291-92            RD 12938           "         "
